                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 20, 2000

                (Date of earliest event reported): July 10, 2000

                          NET2000 COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      000-26209                                      51-0384995
(Commission File No.)                      (IRS Employer Identification No.)



                               2180 Fox Mill Road
                                Herndon, VA 20171
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (800) 825-2000


This Form 8-K/A amends Registrant's previously filed Current Report on Form 8-K dated July 10, 2000.



                            -------------------------

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           The undersigned registrant, Net2000 Communications, Inc., a Delaware corporation (the "Company"), hereby amends its Current Report on Form 8-K previously filed with the Securities and Exchange Commission on July 10, 2000, relating to the Company's acquisition of Frebon International Corporation, a Virginia corporation ("Frebon"), on July 7, 2000, by means of the Company acquiring all of the issued and outstanding stock of Frebon in exchange for cash and Company stock. This Form 8-K/A includes the financial statements and pro forma financial information which had been omitted from the previously filed document as permitted by Item 7(a)(4) of Form 8-K. The financial statements and pro forma financial information are filed herewith.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                See Exhibit 99.1 for unaudited interim and audited annual financial statements of Frebon International Corporation.

           (b)  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

           The following unaudited pro forma condensed combined financial statement, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical financial statements and notes thereto for the fiscal year ended December 31, 1999 included in the Company's Prospectus for its initial public offering of common stock, as filed with the Securities and Exchange Commission on March 6, 2000, and the historical financial statements and notes thereto of Frebon, included as exhibits herein.

           The following unaudited pro forma condensed combined financial statement gives effect to the Company's acquisition of Frebon, which was accounted for as a purchase. The unaudited pro forma condensed combined statement of operations gives effect to the merger, assuming that the acquisition had occurred as of the beginning of the period for the results of operations disclosures and as of June 30, 2000 for balance sheet disclosures.

           The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

                          NET2000 COMMUNICATIONS, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF JUNE 30, 2000
                                 (in thousands)

                                                                                       Pro Forma           Pro Forma
                                                        Net2000         Frebon         Adjustments          Combined
                                                   ---------------  -------------   -----------------   ---------------
ASSETS
Current assets:
Cash and cash equivalents                              $  72,141       $   213           $(9,050) (a)       $ 63,304
Investments available for sale                            57,085            --                --              57,085
Restricted cash                                            3,667            --                --               3,667
Accounts receivable, net of allowance
 for doubtful accounts                                    11,791         4,090              (401) (d)         15,480
Inventory                                                     --         1,850              (155) (d)          1,695
Other current assets                                       1,128           354                --               1,482
                                                   ---------------  -------------   -----------------   ---------------
Total current assets                                     145,812         6,507            (9,606)            142,713
Property and equipment, net of
 accumulated depreciation                                127,344           914              (133) (d)        128,125
Intangible assets                                             --            --            18,670  (a)         18,670
Other noncurrent assets                                    8,500            54                --               8,554
Unamortized debt discount                                  2,186            --                --               2,186
                                                   ---------------  -------------   -----------------   ---------------
Total assets                                           $ 283,842       $ 7,475          $  8,931            $300,248
                                                   ===============  =============   =================   ===============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable                                       $   5,988       $ 4,214          $     --            $ 10,202
Accrued expenses and other
 current liabilities                                      26,180         5,376               462  (d)         32,018
                                                   ---------------  -------------   -----------------   ---------------


Total current liabilities                                 32,168         9,590               462              42,220
Related party noncurrent liabilities                      15,495            --                --              15,495
Other noncurrent liabilities                                  98            --                --                  98
Long-term debt                                            55,252           236                --              55,488

Stockholders' equity (deficit):
Common stock, $0.01 par value;                               379            37               (33) (a)           383
Additional capital                                       317,248           214             6,071  (a)       323,533
Deferred stock compensation                               (8,005)           --                --             (8,005)
Accumulated deficit                                     (128,793)       (2,602)            2,431           (128,964)
                                                   ---------------  -------------   -----------------   ---------------

Total stockholders' equity                               180,829        (2,351)            8,469             186,947
                                                   ---------------  -------------   -----------------   ---------------


Total liabilities and stockholders'
 equity                                                $ 283,842       $ 7,475           $ 8,931            $300,248
                                                   ===============  =============   =================   ===============

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                          NET2000 COMMUNICATIONS, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                    (in thousands, except per share amounts)


                                                                                       Pro Forma           Pro Forma
                                                        Net2000         Frebon         Adjustments          Combined
                                                   ---------------  -------------   -----------------   ---------------
Revenue                                             $    27,693         $10,510        $     --            $   38,203

  Operating costs and expenses:
  Operating costs                                        22,375           8,005              --                30,380
  Selling, general and administrative
    (exclusive of non-cash compensation
    expense shown below)                                 41,162           4,160                                45,322
  Non-cash compensation expense                           1,646              --              --                 1,646
  Depreciation and amortization                           3,865             206           3,734 (b)             7,805
                                                   ---------------  -------------   -----------------   ---------------
Loss from operations                                    (41,355)         (1,861)         (3,734)              (46,950)

Other income (expenses):
  Settlement of supplier dispute                          3,500              --              --                 3,500
Miscellaneous income                                         91              33              --                   124
  Interest income                                         1,060              18              --                 1,078
  Interest expense                                       (2,089)           (250)            200 (c)            (2,139)
                                                   ---------------  -------------   -----------------   ---------------

Loss before provision for income taxes                  (38,793)         (2,060)         (3,534)              (44,387)
Provision for income taxes                                   --            (135)                                 (135)
                                                   ---------------  -------------   -----------------   ---------------
Net loss                                            $   (38,793)        $(1,925)       $ (3,534)           $  (44,252)
                                                   ===============  =============   =================   ===============

Preferred stock accretion                               (21,537)             --              --               (21,537)
                                                   ---------------  -------------   -----------------   ---------------

Net loss available to common stockholders           $   (60,330)        $(1,925)       $ (3,534)           $  (65,789)
                                                   ===============  =============   =================   ===============

Pro forma net loss available to common
  Shareholder                                       $   (38,793)        $(1,925)       $ (3,534)           $  (44,252)
                                                   ===============  =============   =================   ===============

Basic and diluted loss per share                    $     (5.97)                                                (6.26)
                                                   ===============  =============   =================   ===============

Pro forma basic and diluted loss per share          $     (1.57)                                                (1.76)
                                                   ===============  =============   =================   ===============

Shares used in calculation of loss per share:
Basic and diluted                                    10,113,042                                             10,513,042
Pro forma basic and diluted                          24,786,087                                             25,186,087



The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                          NET2000 COMMUNICATIONS, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000
                    (in thousands, except per share amounts)


                                                                                           Pro Forma              Pro Forma
                                                       Net2000             Frebon          Adjustments            Combined
                                                    ------------        ------------    ----------------        -------------
Revenue                                             $     23,789        $      6,876        $                   $     30,665

  Operating costs and expenses:
  Operating costs                                         18,741               4,768                                  23,509
  Selling, general and administrative
   (exclusive of non-cash compensation
   expense shown below)                                   34,324               3,233                                  37,557
  Non-cash compensation expense                            1,630                  --                                   1,630
  Depreciation and amortization                            5,768                  53               1,867 (b)           7,688
                                                    ------------        ------------        ------------        ------------
Loss from operations                                     (36,674)             (1,178)             (1,867)            (39,719)

Other income (expenses):
  Miscellaneous income                                         4                  27                  --                  31
  Interest income                                          3,940                   5                  --               3,945
  Interest expense                                        (3,392)               (145)                145 (c)          (3,392)
                                                    ------------        ------------        ------------        ------------
Loss before provision for income taxes                   (36,122)             (1,291)             (1,722)            (39,135)

Provision for income taxes                                    --                  --                  --                  --

Net loss before extraordinary item                       (36,122)             (1,291)             (1,722)            (39,135)
Extraordinary debt extinguishment loss                    (4,724)                 --                  --              (4,724)

Net Loss                                            $    (40,846)       $     (1,291)       $     (1,722)       $    (43,859)
                                                    ------------        ------------        ------------        ------------
Preferred stock accretion                                 (3,759)                 --                  --              (3,759)
                                                    ------------        ------------        ------------        ------------

Net loss available to common stockholders           $    (44,605)       $     (1,291)       $     (1,722)       $    (47,618)
                                                    ============        ============        ============        ============

Pro forma net loss available to common
  Shareholder                                       $    (40,846)       $     (1,291)       $     (1,722)       $    (43,859)
                                                    ============        ============        ============        ============

Basic and diluted loss per share:
  Available to common stockholders
   Before extraordinary item                        $      (1.43)                                               $      (1.52)
  Extraordinary loss                                       (0.17)                                                      (0.17)
                                                    ------------        ------------        ------------        ------------
                                                    $      (1.60)                                               $      (1.69)
                                                    ============        ============        ============        ============

Pro forma basic and diluted loss per share:
  Available to common stockholders
   Before extraordinary item                        $      (1.09)                                               $      (1.17)
  Extraordinary loss                                       (0.14)                                                      (0.14)
                                                    ------------        ------------        ------------        ------------
                                                    $      (1.23)                                               $      (1.31)
                                                    ============        ============        ============        ============
Shares used in calculation of loss per share:
Basic and diluted                                     27,845,216                                                  28,245,216
Pro forma basic and diluted                           33,166,210                                                  33,566,210

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                          NET2000 COMMUNICATIONS, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS

1.     BASIS OF PRESENTATION

    On July 7, 2000, the Company acquired FreBon International Corporation, a privately-held provider of interactive video services. The purchase price at closing consisted of 400,000 shares of common stock valued at $6,075 and cash payments totaling $9,050. In addition, the Company assumed debt totaling $2,800. Earnout provisions could provide for additional cash or stock consideration up to $15,000 based on the achievement of certain revenue targets over the next year as defined in the purchase agreement. The transaction has been accounted for as a purchase with the majority of the purchase price being allocated to acquired intangibles.

       The allocation of the purchase price is summarized below (in thousands):




Net assets acquired                                          $ (3,419)
Contracts                                                       1,500
Goodwill                                                       17,170
                                                             --------
                                                             $ 15,251
                                                             ========



The amounts attributable to the established contracts will be amortized over their relative lives and goodwill will be amortized over its estimated useful life of five years.


2.     PRO FORMA ADJUSTMENTS

      (a) To reflect the purchase price (cash of $9,050 and common stock valued at $6,075) and the resulting intangible assets of $18,670.

      (b) To reflect the amortization of goodwill and the established contract asset as if the acquisition had occurred at the beginning of the period.

      (c) To adjust interest expense incurred on bank debt as if the debt was paid off at acquisition at the beginning of the period.

      (d)  To adjust acquired assets and liabilities to fair value.

           (c)  EXHIBITS

           The following Exhibits are filed as part of this report:


          2.1 Stock Purchase Agreement dated as of June 28, 2000 by and among Net2000 Communications Group, Inc., Frebon International Corporation, and Bonnie L. Horner and Fred J. Mueller

          23.1    Consent of Brown, Dakes & Wannall, P.C., Independent Auditors


          99.1    Financial Statements for Frebon International Corporation




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NET2000 COMMUNICATIONS, INC.
                                   a Delaware corporation

Dated:  September 20, 2000         By:    /s/ Donald E. Clarke
                                        --------------------------------
                                        Donald E. Clarke
                                        Chief Financial Officer, Executive Vice
                                        President and Treasurer

                                  EXHIBIT INDEX


          2.1 Stock Purchase Agreement dated as of June 28, 2000 by and among Net2000 Communications Group, Inc., Frebon International Corporation, and Bonnie L. Horner and Fred J. Mueller

          23.1    Consent of Brown, Dakes & Wannall, P.C., Independent Auditors


          99.1    Financial Statements for Frebon International Corporation